                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [ ] No fee required.

     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

 Not Applicable
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     (2) Aggregate number of securities to which transaction applies:

 Not Applicable
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 Not Applicable
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     (4) Proposed maximum aggregate value of transaction:

$7,000,000
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     (5) Total fee paid:

$823.90
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     [X] Fee paid previously with preliminary materials. $823.90
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                           C/O THE ALTMAN GROUP, INC.
                           1200 WALL STREET, 3RD FLOOR
                           LYNDHURST, NEW JERSEY 07071

                                 January 9, 2006


Dear Limited Partner:

         You recently received a letter dated December 30, 2005 ("Extension Letter") informing you that the General Partner of National Housing Partnership Realty Fund Two, a Maryland limited partnership (the "Partnership"), elected to extend the period for the consent solicitation you previously received, seeking your support for:

                  (i) a proposed amendment to the agreement of limited partnership of the Partnership, to permit sales of the Partnership's property or the property of the Partnership's operating partnerships to The National Housing Partnership, the Partnership's general partner, or its affiliates;

                  (ii) a proposed amendment to the Partnership Agreement to extend the term of the Partnership from December 31, 2005 to December 31, 2006; and

                  (iii) the proposed sale by one of the Partnership's operating partnerships of San Juan del Centro, a 150-unit apartment complex located in Boulder, Colorado to AIMCO Equity Services, Inc., or its permitted successors and assigns, an affiliate of the general partner, subject to the terms described in the Consent Solicitation Statement, dated November 22, 2005, as supplemented (the "Consent Solicitation Statement").

         As stated in the Extension Letter, the General Partner extended the consent solicitation relating to the above proposals as otherwise described in the Consent Solicitation Statement, to midnight, New York City time, on January 13, 2006 ("Expiration Date"), in an effort to receive sufficient consents to take the actions described above. Although the term of the Partnership ended on December 31, 2005 pursuant to the Partnership's amended and restated agreement of limited partnership, the General Partner thinks that Maryland law permits the continuation of the consent solicitation after December 31, 2005 as part of the activities in which a General Partner may engage prior to terminating the Partnership.

         We wanted to also remind you that any Limited Partner who has delivered a Consent Form to the Solicitation Agent may revoke such Consent Form by delivering to the Solicitation Agent a written notice of revocation prior to midnight, New York City time, on the Expiration Date and pursuant to the instructions set forth in the Consent Solicitation Statement. Questions and requests for assistance may be directed to the Solicitation Agent, The Altman Group, Inc., at its address set forth on the following page.


                                VERY TRULY YOURS,

                        THE NATIONAL HOUSING PARTNERSHIP

                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.



             By Mail:                     By Overnight Courier:                     By Hand:


   1200 Wall Street, 3rd Floor         1200 Wall Street, 3rd Floor         1200 Wall Street, 3rd Floor
   Lyndhurst, New Jersey 07071         Lyndhurst, New Jersey 07071         Lyndhurst, New Jersey 07071
          (800) 217-9608                     (800) 217-9608                      (800) 217-9608


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